UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2008

CBEYOND COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Interstate North Parkway, Suite 300

Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 424-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 13, 2008, our Board of Directors elected Patrick Pittard to serve as a member of our Board of Directors as a Class I director (term expiring in 2009). Our Board of Directors has not determined the committees of the Board of Directors, if any, to which Mr. Pittard will be appointed. Mr. Pittard will receive compensation in accordance with our compensation arrangements for non-management directors. Mr. Pittard has served on the faculty of Terry Business School of the University of Georgia since 2002 and serves on the board of directors of Artisan Funds. Prior to that, he served as the chairman, president and chief executive officer of Heidrick & Struggles International, Inc., a worldwide provider of executive-level search and leadership services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2008	CBEYOND, INC.

	By:	/s/ James F. Geiger
James F. Geiger Chairman, President and Chief Executive Officer